Exhibit 99.1

Chart Industries Receives All Regulatory Clearances to Close the Acquisition of Howden

Atlanta, Georgia – March 13, 2023 - Chart Industries, Inc. (NYSE: GTLS) (“Chart”) has received all regulatory approvals required to close the acquisition of Howden from affiliates of KPS Capital Partners, LP. Subject to the satisfaction of additional customary closing conditions, we expect to close such acquisition in the near term pursuant to the terms of the purchase agreement.

Howden is a leading global provider of mission critical air and gas handling products providing service and support to customers around the world in highly diversified end-markets and geographies. Howden manufactures highly engineered fans, compressors, rotary heat exchangers, steam turbines, and other air and gas handling products, services, and solutions. With over 160 years of experience as a world-class application engineering and manufacturing company, Howden enables customers to achieve environmental and operational targets and efficiencies, including decarbonization of operations.

Chart will issue a press release upon closing which will include updated calendar year 2023 guidance for the combined business.

Future Company Events

Chart is scheduled to present at the Bank of America Global Industrials Conference in London, England on March 21, 2023 at 12:15 p.m. Greenwich Mean Time (8:15 a.m. Eastern Time).

Chart Industries will host an Investor Day at the New York Stock Exchange on Tuesday, November 28, 2023. Registration information will be posted to our investor relations website prior to the event.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release are forwa

rd-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including anticipated acquisitions, future cost synergies and efficiency savings, objectives, future orders, revenue, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “indicators”, “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology.

Forward-looking statements contained in this press release or in other statements made by Chart are made based on management’s expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied; closing of the acquisition may be delayed; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement.

About Chart Industries, Inc.

Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global manufacturing locations from the United States to China, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.Chartindustries.com.

For more information, click here:

http://ir.chartindustries.com/

Contacts:

John Walsh

VP, Investor Relations

770-721-8899

john.walsh@chartindustries.com